UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 10, 2006

EVERGREEN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Oregon
(State or other jurisdiction of incorporation or organization)

333-109667-04	91-1797880
(Commission file number)	(IRS Employer Identification No.)

3850 Three Mile Lane, McMinnville, Oregon	97128-9496
(Address of principal executive offices)	(Zip Code)

503-472-9361
(Registrant's telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

       On October 10, 2006, Evergreen Holdings, Inc. issued a press release regarding its preliminary revenues and operating results for the three and six months ended August 31, 2006. The press release is attached to this Current Report on Form 8-K as exhibit 99.1.

The information in this Current Report on Form 8-K and the Exhibit attached hereto is being furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01. Exhibits.

(d) Exhibits. The following document is filed as an exhibit to this Form 8-K:

99.1	Press Release dated October 10, 2006.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EVERGREEN HOLDINGS, INC.
(Registrant)

Date: October 10, 2006	/s/ John A. Irwin
John A. Irwin
Chief Financial Officer